UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08897

SPARROW FUNDS

(Exact name of registrant as specified in charter)

211 N. Broadway, Suite 2080  St.Louis   MO  63102

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400  Broadview Heights  OH  44147

 (Name and address of agent for service)

Registrant's telephone number, including area code: (314) 725-6161

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Sparrow Growth Fund

Class A

(SGFFX)

Class C

(SGFCX)

No-Load Class

(SGNFX)

Annual Report

August 31, 2020

Fund Advisor:

Sparrow Capital Management, Inc.

211 N. Broadway, Suite 2080

St. Louis, Missouri 63102

Toll Free: (888) 727-3301

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.sparrowcapital.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

SPARROW GROWTH FUND

MANAGERS COMMENTARY

AUGUST 31, 2020 (UNAUDITED)

We are pleased with the progress of the U. S. economy as employment opportunities reach record numbers back to pre-COVID levels.  We believe new hiring is a direct result of improved federal fiscal policy of lower taxes and improved business regulation.  And another benefit for the economy are the actions of the Federal Reserve lowering interest rates to move keep employment higher and increase industrial production.

During this most recent period, the Fund held on average approximately 120 investments and remained close to fully invested, with only minor cash balances at various times. In selecting stocks for the Fund, our portfolio management team tended to focus on companies we believe have above average growth rates and are taking market share from competitors and the overall economy at large because these companies are measured at growth rates above US Gross Domestic Product.

For the fiscal year ended August 31, 2020, the Fund no load class returned +60%.  Over the same period, the S&P 500 Index returned +20%.   The Fund allocated a large portion of its assets to faster growing businesses versus the overall market in general.

Among the stocks that continued to provide positively to performance over the past year was Zoom Video Communications, Inc., which provides a video-first communications platform in the Americas, the Asia Pacific, Europe, the Middle East, and Africa. The company's product portfolio includes Zoom Meetings that offers HD video, voice, chat, and content sharing through mobile devices, desktops, laptops, telephones, and conference room systems; Zoom Phone, an enterprise cloud phone system that provides secure call routing, call queuing, call detail reports, call recording, call quality monitoring, voicemail, switch to video, and other services, as well as inbound and outbound calling services; and Zoom Chat enables sharing messages, images, audio files, and content in desktop, laptop, tablet, and mobile devices for meeting and phone customers. Zoom Video Communications, Inc. was founded in 2011 and is headquartered in San Jose, California.

One of the Fund’s investments that ultimately detracted from performance was Amarin Corporation plc, a pharmaceutical company which develops and commercializes therapeutics for the treatment of cardiovascular diseases in the United States. The company's lead product is Vascepa, a prescription-only omega-3 fatty acid capsule, used as an adjunct to diet for reducing triglyceride levels in adult patients with severe hypertriglyceridemia. Amarin Corporation plc was incorporated in 1989 and is headquartered in Dublin, Ireland.

As always, we appreciate your business and remain focused on taking care of our shareholders. We here at Sparrow invest our money in the Fund which does not guarantee positive results but does keep our focus and attention on your investments.

Gerald R. Sparrow

President

Gerald R. Sparrow

President

One Metropolitan Square

211 North Broadway, Suite 2080

St Louis, MO, 63102

t (314) 725-6161  f (314) 621-5905

gsparrow@sparrowcapital.com

www.sparrowcapital.com

SPARROW GROWTH FUND

CLASS A

PERFORMANCE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

 Comparison of a $10,000 Investment in the Sparrow Growth Fund,

Class A and the S&P 500 Index

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, Class A shares and the Index on August 31, 2010 and held through August 31, 2020. The Index is a widely recognized unmanaged index of common stock prices. The Fund’s returns reflect the deduction of the maximum initial sales load and other recurring fees. The Index’s returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS.  Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND

CLASS A

PERFORMANCE ILLUSTRATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

 Average Annual Total Returns

(for periods ended August 31, 2020)

	One Year	Five Year	Ten Year	Dollar Value
Sparrow Growth Fund, Class A	59.58%	20.48%	17.95%	$52,124
Sparrow Growth Fund, Class A*	50.39%	19.06%	17.25%	$49,124
S&P 500 Index **	21.94%	14.44%	15.15%	$41,033

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2019 prospectus were:

Net Annual Fund Operating Expenses 2.10%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. No Load Class and Class C shares are sold with no initial sales charge, and are not subject to a CDSC fee.

**The S&P 500 Index (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND

CLASS C

PERFORMANCE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

Comparison of a $10,000 Investment in the Sparrow Growth Fund,

Class C and the S&P 500 Index

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Sparrow Growth Fund - Class C
S&P 500 Index
Jan-12
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14
Feb-15
Aug-15
Feb-16
Aug-16
Feb-17
Aug-17
Feb-18
Aug-18
Feb-19
Aug-19
Feb-20
Aug-20

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, Class C shares and the Index on January 5, 2012 (inception date of the Fund, Class C shares) and held through August 31, 2020. The Index is a widely recognized unmanaged index of common stock prices. The Index’s returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND

CLASS C

PERFORMANCE ILLUSTRATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Average Annual Total Returns

(for periods ended August 31, 2020)

	One Year	Five Year	Since Inception (1/5/2012)	Dollar Value
Sparrow Growth Fund, Class C	58.51%	19.85%	16.87%	$38,573
S&P 500 Index **	21.94%	14.44%	14.69%	$32,788

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2019 prospectus were:

Net Annual Fund Operating Expenses 2.60%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. No Load Class and Class C shares are sold with no initial sales charge, and are not subject to a CDSC fee.

**The S&P 500 Index (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND

NO LOAD CLASS

PERFORMANCE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

Comparison of a $10,000 Investment in the Sparrow Growth Fund,

No Load Class and the S&P 500 Index

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, No Load Class (previously Class C) shares and the Index on August 31, 2010 and held through August 31, 2020. The Index is a widely recognized unmanaged index of common stock prices. The Index’s returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND

NO LOAD CLASS

PERFORMANCE ILLUSTRATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Average Annual Total Returns

(for periods ended August 31, 2020)

	One Year	Five Year	Ten Year	Dollar Value
Sparrow Growth Fund, No Load Class	60.27%	20.82%	18.26%	$53,492
S&P 500 Index **	21.94%	14.44%	15.15%	$41,033

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2019 prospectus were:

Net Annual Fund Operating Expenses 1.60%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. No Load Class and Class C shares are sold with no initial sales charge, and are not subject to a CDSC fee.

**The S&P 500 Index (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Utilities
0.11%
Communication
Services
11.49%
Consumer Cyclical
8.88%
Consumer Defensive
1.47%
Financial Services
2.82%
Healthcare
39.34%
Industrials
0.31%
Money Market Fund
0.42%
Real Estate
2.75%
Rights
0.00%
Technology
32.41%

Sectors are categorized using Morningstar® classifications.  Portfolio composition is subject to change.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2020

Shares		Value

COMMON STOCKS - 99.27%

Arrangement of Transportation of Freight & Cargo - 1.86%
14,840	CryoPort, Inc. *	$ 823,323

Biological Products (No Diagnostic Substances) - 4.70%
5,840	Acceleron Pharma, Inc. *	569,225
5,010	Adaptive Biotechnologies Corp. *	208,466
15,055	Aeri Pharmaceuticals, Inc. *	165,605
8,185	Harpoon Therapeutics, Inc. *	112,626
2,850	Neurocrine Biosciences, Inc. *	331,797
5,265	Regenxbio, Inc. *	160,688
7,600	Twist Bioscience Corp. *	531,468
		2,079,875
Bottled & Canned Soft Drinks Carbonated Waters - 0.08%
1,860	Celsius Holdings, Inc. *	36,121

Cable & Other Pay Television Services - 1.20%
3,050	Roku, Inc. Class A *	529,114

Cogeneration Services & Small Power Producers - 0.10%
4,260	CleanSpark, Inc. *	42,941

Dental Equipment & Supplies - 0.11%
6,080	SmileDirectClub, Inc. Class A *	49,370

Electromedical & Electrotherapeutic Apparatus - 2.08%
3,070	AxoGen, Inc. *	36,441
20,750	Biolife Solutions, Inc. *	442,390
11,940	TransMedics Group, Inc. *	212,890
15,410	Zynex, Inc. *	228,068
		919,789
Electronic & Other Electrical Equipment (No Computer Equipment) - 0.30%
1,725	Peloton Interactive, Inc. Class A *	132,256

Electronic Components & Accessories - 0.53%
1,330	Universal Display Corp.	233,415

Food & Kindred Products - 0.91%
2,950	Beyond Meat, Inc. *	400,757

Hospital & Medical Service Plans - 0.76%
5,350	Trupanion, Inc. *	335,605

In Vitro & In Vivo Diagnostics Substances - 1.32%
13,160	Immunomedics, Inc. *	586,410

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares		Value

Insurance Agents Brokers & Services - 1.64%
6,225	GoHealth, Inc. Class A *	$ 86,590
5,550	Goosehead Insurance, Inc. Class A	570,318
3,885	Selectquote, Inc. *	70,901
		727,809
Laboratory Analytical Instruments - 2.06%
3,160	10x Genomics, Inc. Class A *	362,199
28,845	Accelerate Diagnostics, Inc. *	351,332
5,600	Quanterix Corp. *	199,360
		912,891
Medicinal Chemicals & Botanical Products - 0.18%
4,710	Canopy Growth Corp. (Canada) *	77,809

Mortgage Bankers & Loan Correspondents - 0.24%
3,785	Rocket Cos., Inc. Class A *	108,500

Natural Gas Distribution - 0.11%
1,800	New Fortress Energy, Inc. Class A *	48,186

Pharmaceutical Preparations - 10.18%
11,260	Acadia Pharmaceuticals, Inc. *	445,783
13,810	Adamas Pharmaceuticals, Inc. *	71,536
6,820	Agios Pharmaceuticals, Inc. *	279,688
2,095	Alnylam Pharmaceuticals, Inc. *	277,881
20,615	Amarin Corp., Plc. ADR *	159,972
23,465	Amicus Therapeutics, Inc. *	342,589
15,605	Clovis Oncology, Inc. *	81,302
28,830	Flexion Therapeutics, Inc. *	336,158
2,785	Genmab A/S ADR *	105,162
3,320	GW Pharmaceuticals, Plc. ADR *	345,114
3,815	Insmed, Inc. *	107,545
3,990	Intercept Pharmaceuticals, Inc. *	199,021
10,400	Karyopharm Therapeutics, Inc. *	158,184
5,680	PTC Therapeutics, Inc. *	280,734
14,880	Radius Health, Inc. *	184,214
3,520	Sage Therapeutics, Inc. *	184,589
2,510	Sarepta Therapeutics, Inc. *	367,514
1,125	Schrodinger, Inc. *	68,017
4,600	Ultragenyx Pharmaceutical, Inc. *	391,276
430	Vertex Pharmaceuticals, Inc. *	120,022
		4,506,301
Power, Distribution & Specialty Transformers - 0.07%
4,720	Blink Charging Co. *	33,182

Real Estate Agents & Managers (For Others) - 2.75%
27,330	eXp World Holdings, Inc. *	1,215,638

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares		Value

Retail - Auto Dealers & Gasoline Stations - 3.43%
6,585	Carvana Co. Class A *	$ 1,422,097
1,435	Vroom, Inc. *	98,484
		1,520,581
Retail - Catalog & Mail-Order Houses - 1.87%
80	Amazon.com, Inc. *	276,077
1,100	Chewy, Inc. Class A *	67,177
1,630	Wayfair, Inc. Class A *	483,393
		826,647
Semiconductors & Related Devices - 3.18%
13,410	Catalyst Semiconductor, Inc. *	978,259
5,560	Enphase Energy, Inc. *	429,399
		1,407,658
Services - Business Services - 4.36%
1,435	Alibaba Group Holding Ltd. ADR *	411,888
680	Etsy, Inc. *	81,396
770	Global Payments, Inc.	135,997
4,990	HealthEquity, Inc. *	286,825
1,985	Repay Holdings Corp. Class A *	50,220
7,445	Tabula Rasa Healthcare, Inc. *	376,717
6,905	Zillow Group, Inc. Class A *	588,858
		1,931,901
Services - Commercial Physical & Biological Research - 0.66%
3,905	Exact Sciences Corp. *	294,007

Services - Computer Processing & Data Preparation - 3.83%
1,240	Proofpoint, Inc. *	135,991
2,930	RingCentral, Inc. Class A *	851,956
1,125	StoneCo Ltd. Class A *	57,375
1,100	Workday, Inc. Class A *	263,681
6,400	Yext, Inc. *	127,104
2,710	Zendesk, Inc. *	261,190
		1,697,297
Services - Computer Programming Services - 1.27%
3,930	Zscaler, Inc. *	563,326

Services - Computer Programming, Data Processing, Etc. - 8.45%
45	Alphabet, Inc. Class A *	73,329
2,835	EverQuote, Inc. Class A *	100,643
2,015	Facebook, Inc. Class A *	590,798
4,940	Livongo Health, Inc. *	678,262
3,240	Pluralsight, Inc. Class A *	62,014
8,530	SNAP, Inc. Class A *	192,693
2,045	The Trade Desk, Inc. Class A *	984,258

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares		Value

Services - Computer Programming, Data Processing, Etc. – (Continued)
1,795	Wix.com Ltd. (Israel) *	$ 528,861
1,630	Zoom Video Communications, Inc. Class A *	529,913
		3,740,771
Services - Educational Services - 0.48%
7,030	Aspen Group, Inc. *	89,843
1,645	Chegg, Inc. *	121,302
		211,145
Services - Medical Laboratories - 2.65%
7,050	CareDx, Inc. *	240,758
5,675	Castle Biosciences, Inc. *	259,518
4,235	Guardant Health, Inc. *	404,443
7,650	Invitae Corp. *	267,444
		1,172,163
Services - Miscellaneous Amusement & Recreation - 0.21%
2,590	Draftkings, Inc. Class A *	91,582

Services - Miscellaneous Business Services - 1.85%
5,370	Sea., Ltd. ADR *	820,590

Services - Miscellaneous Health & Allied Services - 0.14%
2,115	Progyny, Inc. *	60,383

Services - Motion Picture & Video Tape Productions - 0.22%
8,310	GAIA, Inc. Class A *	97,227

Services - Offices & Clinics of Doctors of Medicine - 1.67%
3,425	Teladoc, Inc. *	738,738

Services - Prepackaged Software - 22.87%
375	Adobe Systems, Inc. *	192,521
3,740	Alteryx, Inc. Class A *	451,904
3,300	AppFolio, Inc. Class A *	554,499
1,920	AudioEye, Inc. *	36,576
3,250	Blackline, Inc. *	283,953
3,340	Coupa Software, Inc. *	1,094,652
710	CrowdStrike Holdings, Inc. Class A *	89,268
500	Datadog, Inc. Class A *	41,775
3,930	DocuSign, Inc. *	876,390
1,440	Hubspot, Inc. *	431,539
1,375	MongoDB, Inc. Class A *	321,475
1,290	New Relic, Inc. *	79,245
3,810	Okta, Inc. Class A *	820,560
1,665	Paycom Software, Inc. *	498,601
1,540	Paylocity Holding Corp. *	226,765

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares		Value

Services - Prepackaged Software – (Continued)
7,350	Red Violet, Inc. *	$ 152,807
925	Salesforce.com, Inc. *	252,201
1,025	ServiceNow, Inc. *	494,071
1,390	Shopify, Inc. Class A (Canada) *	1,482,324
1,160	Slack Technologies, Inc. Class A *	38,094
7,890	Smartsheet, Inc. Class A *	430,242
4,875	Square, Inc. Class A *	777,855
1,670	Twilio, Inc. Class A *	450,499
1,220	Zoominfo Technologies, Inc. Class A *	47,360
		10,125,176
Services - Video Tape Rental - 2.38%
1,990	Netflix, Inc. *	1,053,824

Special Industry Machinery - 0.09%
425	ACM Research, Inc.Class A *	37,744

Surety Insurance - 0.15%
3,960	NMI Holdings, Inc. Class A *	67,914

Surgical & Medical Instruments & Apparatus - 8.23%
10,355	Axonics Modulation Technologies, Inc. *	437,602
1,205	Co-Diagnostics, Inc. *	13,135
4,785	CytoSorbents Corp. *	40,385
2,185	Inari Medical, Inc. *	174,669
2,220	Inspire Medical Systems, Inc. *	265,179
1,190	iRadimed Corp. *	25,228
2,725	iRhythm Technologies, Inc. *	599,991
5,800	Novocure Ltd. (Channel Islands) *	479,950
6,620	ShockWave Medical, Inc. *	420,635
1,970	Silk Road Medical, Inc. *	120,131
3,025	Tactile Systems Technology, Inc. *	116,251
8,425	Tandem Diabetes Care, Inc. *	949,666
		3,642,822
Wholesale - Miscellaneous Nondurable Goods - 0.10%
2,875	Educational Development Corp.	44,045

TOTAL FOR COMMON STOCKS (Cost $21,124,531) - 99.27%		43,944,833

RIGHTS - 0.00%
21,630	Stemline Therapeutics, Inc. Rights	-
TOTAL FOR RIGHTS (Cost $0) - 0.00%		-

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares		Value

MONEY MARKET FUND - 0.42%
184,815	Fidelity Investments Money Market Funds - Gov't Porfolio Class I - 0.01% **	$ 184,815
TOTAL FOR MONEY MARKET FUND (Cost $184,815) - 0.42%		184,815

TOTAL INVESTMENTS (Cost $21,309,346) - 99.69%		44,129,648

OTHER ASSETS LESS LIABILITIES - 0.31%		137,365

NET ASSETS - 100.00%		$ 44,267,013

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the seven day yield on August 31, 2020.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2020

Assets:
Investments in Securities, at Fair Value (Cost $21,309,346)	$ 44,129,648
Receivables:
Dividends	3
Shareholder Purchases	169,761
Prepaid Expenses	22,794
Total Assets	44,322,206
Liabilities:
Payables:
Advisory Fees	34,523
Shareholder Redemptions	5,010
Trustee Fees	749
Distribution Fees	5,639
Other Accrued Expenses	9,272
Total Liabilities	55,193
Net Assets	$ 44,267,013

Net Assets Consist of:
Paid In Capital	$ 22,024,546
Distributable Earnings	22,242,467
Net Assets	$ 44,267,013

Class A:

Net Assets	$ 16,621,766

Shares outstanding (unlimited number of shares authorized with no par value)	403,102

Net Asset Value	$ 41.23

Offering Price Per Share ($41.23/ 94.25%) (Note 2)	$ 43.75

Short-term Redemption Price Per Share ($41.23 x 0.99) *	$ 40.82

Class C:

Net Assets	$ 5,300,625

Shares outstanding (unlimited number of shares authorized with no par value)	138,433

Net Asset Value, Redemption Price and Offering Price Per Share	$ 38.29

No Load Class:

Net Assets	$ 22,344,622

Shares outstanding (unlimited number of shares authorized with no par value)	557,527

Net Asset Value, Redemption Price and Offering Price Per Share	$ 40.08

* The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on certain Class A   shares redeemed within 18 months of purchase if the shares were purchased without  an initial sales charge because they were purchases of $1 million or more or purchases  by qualified retirement plans with at least 200 eligible employees. See Note 2 for further analysis.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2020

Investment Income:
Dividends (Net of foreign taxes withheld $0)	$ 8,106
Total Investment Income	8,106

Expenses:
Advisory Fees (Note 4)	268,647
Distribution and/or Service (12b-1) Fees (Class A - $57,126;	96,148
Class C - $31,030; No Load Class - $7,992) (Note 4)
Transfer Agent Fees	9,679
Legal Fees	20,913
Accounting Fees	31,513
Audit Fees	16,396
Compliance Fees	6,603
Insurance Fees	754
Custody Fees	11,257
Miscellaneous Fees	6,101
Registration Fees	29,411
Trustee Fees	3,200
Printing and Mailing Fees	2,459
Total Expenses	503,081

Net Investment Loss	(494,975)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(224,262)
Net Change in Unrealized Appreciation on Investments	15,870,814
Net Realized and Unrealized Gain on Investments	15,646,552

Net Increase in Net Assets Resulting from Operations	$ 15,151,577

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2020	8/31/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (494,975)	$ (443,644)
Net Realized Gain (Loss) on Investments	(224,262)	320,015
Net Change in Unrealized Appreciation (Depreciation) on Investments	15,870,814	(1,409,244)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,151,577	(1,532,873)

Distributions to Shareholders from:
Distributions	(318,156)	(1,014,711)
Net Change in Net Assets from Distributions	(318,156)	(1,014,711)

Capital Share Transactions:
Proceeds from Sale of Shares
Class A	1,427,542	1,869,177
Class C	1,511,152	1,233,155
No Load Class	6,553,578	2,716,280
Reinvestment of Shares
Class A	135,115	451,081
Class C	30,324	105,250
No Load Class	137,382	422,150
Cost of Shares Redeemed
Class A	(1,271,203)	(1,805,137)
Class C	(707,984)	(337,195)
No Load Class	(1,536,729)	(1,545,526)
Net Increase from Shareholder Activity	6,279,177	3,109,235

Net Assets:
Net Increase in Net Assets	21,112,598	561,651
Beginning of Period	23,154,415	22,592,764
End of Period	$ 44,267,013	$ 23,154,415

Share Transactions:
Shares Sold
Class A	45,086	68,998
Class C	50,526	50,890
No Load Class	212,871	106,256
Reinvestment of Shares
Class A	5,126	23,654
Class C	1,232	5,880
No Load Class	5,379	22,905
Shares Redeemed
Class A	(43,079)	(70,603)
Class C	(26,433)	(13,422)
No Load Class	(55,791)	(60,618)
Net Increase in Shares	194,917	133,940

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year.

	Years Ended
	8/31/2020	8/31/2019	8/31/2018	8/31/2017	8/31/2016

Net Asset Value, at Beginning of Year	$ 26.18	$ 29.89	$ 21.04	$ 17.25	$ 19.27

Income (Loss) From Investment Operations:
Net Investment Loss (a)	(0.57)	(0.53)	(0.51)	(0.27)	(0.19)
Net Gain (Loss) on Investments (Realized and Unrealized)	15.97	(1.96)	10.89	4.06	(1.37)
Total from Investment Operations	15.40	(2.49)	10.38	3.79	(1.56)

Distributions:
Realized Gains	(0.35)	(1.22)	(1.53)	-	(0.46)
Total from Distributions	(0.35)	(1.22)	(1.53)	-	(0.46)

Net Asset Value, at End of Year	$ 41.23	$ 26.18	$ 29.89	$ 21.04	$ 17.25

Total Return (b)	59.58%	(6.80)%	52.41%	21.97%	(8.18)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 16,622	$ 10,367	$ 11,178	$ 6,984	$ 7,587

Ratio of Expenses to Average Net Assets	2.02%	2.10%	2.21%	2.65%	2.45%
Ratio of Net Investment Loss to Average Net Assets	(1.99)%	(2.06)%	(2.13)%	(1.50)%	(1.09)%

Portfolio Turnover (c)	13.14%	23.94%	42.85%	255.67%	116.66%

(a) Per share net investment loss has been determined on the basis of average shares outstanding during the period.

(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.  Total return does not reflect load.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

CLASS C

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year.

	Years Ended
	8/31/2020	8/31/2019	8/31/2018	8/31/2017	8/31/2016

Net Asset Value, at Beginning of Year	$ 24.50	$ 28.21	$ 20.03	$ 16.51	$ 18.55

Income (Loss) From Investment Operations:
Net Investment Loss (a)	(0.67)	(0.62)	(0.61)	(0.32)	(0.26)
Net Gain (Loss) on Investments (Realized and Unrealized)	14.81	(1.87)	10.32	3.84	(1.32)
Total from Investment Operations	14.14	(2.49)	9.71	3.52	(1.58)

Distributions:
Realized Gains	(0.35)	(1.22)	(1.53)	-	(0.46)
Total from Distributions	(0.35)	(1.22)	(1.53)	-	(0.46)

Net Asset Value, at End of Year	$ 38.29	$ 24.50	$ 28.21	$ 20.03	$ 16.51

Total Return (b)	58.51%	(7.22)%	51.67%	21.32%	(8.61)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 5,301	$ 2,771	$ 1,968	$ 179	$ 476

Ratio of Expenses to Average Net Assets	2.51%	2.60%	2.61%	3.19%	2.93%
Ratio of Net Investment Loss to Average Net Assets	(2.48)%	(2.56)%	(2.55)%	(1.88)%	(1.55)%

Portfolio Turnover (c)	13.14%	23.94%	42.85%	255.67%	116.66%

(a) Per share net investment loss has been determined on the basis of average shares outstanding during the period.

(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

NO LOAD CLASS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year.

	Years Ended
	8/31/2020	8/31/2019	8/31/2018	8/31/2017	8/31/2016

Net Asset Value, at Beginning of Year	$ 25.35	$ 28.93	$ 20.37	$ 16.66	$ 18.58

Income (Loss) From Investment Operations:
Net Investment Loss (a)	(0.43)	(0.45)	(0.44)	(0.23)	(0.13)
Net Gain (Loss) on Investments (Realized and Unrealized)	15.51	(1.91)	10.53	3.94	(1.33)
Total from Investment Operations	15.08	(2.36)	10.09	3.71	(1.46)

Distributions:
Realized Gains	(0.35)	(1.22)	(1.53)	-	(0.46)
Total from Distributions	(0.35)	(1.22)	(1.53)	-	(0.46)

Net Asset Value, at End of Year	$ 40.08	$ 25.35	$ 28.93	$ 20.37	$ 16.66

Total Return (b)	60.27%	(6.57)%	52.72%	22.27%	(7.94)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 22,345	$ 10,016	$ 9,446	$ 4,214	$ 3,151

Ratio of Expenses to Average Net Assets	1.57%	1.85%	1.94%	2.39%	2.18%
Ratio of Net Investment Loss to Average Net Assets	(1.54)%	(1.81)%	(1.87)%	(1.29)%	(0.79)%

Portfolio Turnover (c)	13.14%	23.94%	42.85%	255.67%	116.66%

(a) Per share net investment loss has been determined on the basis of average shares outstanding during the period.

(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2020

NOTE 1. ORGANIZATION

The Sparrow Growth Fund (the “Fund”) was organized as a series of the Sparrow Funds (the “Trust”) on July 14, 1998, and commenced operations on October 4, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the “Trust Agreement”). The Fund is diversified. The Fund’s investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Board has authorized three classes of shares: Class A shares, Class C shares, and No Load Class shares. Each class is subject to different expenses and a different sales charge structure. The investment advisor to the Fund is Sparrow Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies” including Accounting Standards Update 2013-08.

Security Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund complies with requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and distributes substantially all of its net investment income and net realized gains as dividends to its shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended August 31, 2020, management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016-2019), or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal and certain state tax authorities. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred.  As of and during the year ended August 31, 2020, the Fund did not incur any interest or penalties.

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and capital gains at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless a shareholder requests cash distributions on the shareholder’s application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Due to permanent book to tax differences the following adjustments have been made by management as of August 31, 2020.  Reclassifications have no effect on net assets, results of operations or net asset value per share of the Fund.

Paid In Capital	$ (460,939)
Distributable Earnings	$ 460,939

The permanent differences were mainly due to net operating losses.

Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Sales Charges - With respect to Class A shares, there is a 5.75% maximum initial sales charge, except on purchases of $1 million or more, or on purchases by qualified retirement plans with at least 200 eligible employees. However, shares that are exempt from the initial sales charge will be subject to a contingent deferred sales charge (“CDSC”) of 1%, based on the lower of the shares’ cost or current net asset value (“NAV”), if the shares are redeemed within eighteen months of purchase. Purchasers of Class A shares may be entitled to sales charge reductions as described in the “Sales Charge Reduction and Waivers” section of the Prospectus.  With respect to No Load Class shares, there is no initial sales charge or CDSC.  Effective January 5, 2012, the Fund opened the Class C shares. There is no initial sales charge or CDSC associated with Class C shares.  Shareholders were charged $26,176 in sales charges for Class A shares during the year ended August 31, 2020.

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

Allocation of Income and Expenses, Realized and Unrealized Capital Gains and Losses – Income, realized and unrealized capital gains and losses on investments, and Fund-wide expenses are allocated on a daily basis to each class of shares based upon their relative net assets. Class-specific expenses are charged directly to the respective share class.

Indemnifications - In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 3. SECURITIES VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements - A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

Equity securities (common stocks) - Equity securities are generally valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price.  Generally, if the security is traded in an active market and is valued at the last sale price in an active market, the security is categorized as Level 1 within the fair value hierarchy.  When the security position is not considered to be part of an active market, or when the security is valued at the bid price, the position is generally categorized as Level 2 in the fair value hierarchy.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized as Level 3 within the fair value hierarchy. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis.

Money market mutual funds (if any) are generally priced at the ending NAV provided by the service agent of the fund.  These securities are categorized as Level 1 within the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of August 31, 2020:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 43,944,833	$ -	$ -	$ 43,944,833
Rights	-	-	-	-
Money Market Fund	184,815	-	-	184,815
Total	$ 44,129,648	$ -	$ -	$ 44,129,648

The Fund did not hold any Level 2 or Level 3 assets during the year ended August 31, 2020. For more detail on the investments in common stocks please refer to the Schedule of Investments. The Fund did not hold any derivative instruments at any time during the year ended August 31, 2020.

NOTE 4. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to the terms of the management agreement between the Advisor and the Trust with respect to the Fund, the Advisor manages the Fund’s investments. The Fund pays the Advisor a management fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Fund pays all of its operating expenses. For the year ended August 31, 2020, the Advisor earned fees of $268,647 from the Fund. As of August 31, 2020, the Fund owed $34,523 to the Advisor. The President of the Advisor is also a Trustee of the Trust.

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

Rafferty Capital Markets, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Fund has adopted Distribution and Shareholder Servicing Plans (the “Plans”), with respect to Class A shares and Class C shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Effective December 31, 2019, the Fund eliminated its Plan for No Load Class Shares.

Under the Class A Plan, the Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of the Fund invested in Class A shares to help defray the cost of distributing Class A shares. This amount will be paid to the Distributor, and will be used by the Distributor to compensate qualifying financial institutions (such as banks, brokers-dealers and other industry professionals) who sell Class A shares and provide distribution-related services to the Class A shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund also pays directly to the Advisor a service fee equal to 0.25% of the average daily net assets of the Fund invested in Class A shares. This amount will be used by the Advisor to compensate any entity, including registered broker-dealers, custodians, investment advisers, financial planners, 401(k) administrators, etc, that perform certain administrative or other servicing functions for the Fund’s Class A shareholders. During the year ended August 31, 2020, there were no amounts retained by the Advisor.

Under the Class C Plan, the Fund pays an annual fee of 1.00% (0.25% for shareholder servicing and 0.75% for distribution) of the average daily net assets of the Fund invested in Class C shares. The Advisor will use these fees to compensate entities that perform certain administrative or other servicing functions for the Fund’s Class C shares, including registered broker-dealers, custodians, mutual fund platform sponsors, investment advisers, financial planners, 401(k) administrators, etc. During the year ended August 31, 2020, there were no amounts retained by the Advisor.

Up until December 31, 2019, under the Plan for No Load Class Shares, the Fund paid the Distributor an annual fee of 0.25% of the average daily net assets of the No Load Class shares to help defray the cost of servicing the No Load Class shares. The Distributor used these fees to compensate with a “service fee” any entities that perform certain administrative or other servicing functions for the Fund’s No Load Class shares, including registered broker-dealers, custodians, mutual fund platform sponsors, investment advisers, financial planners, 401(k) administrators, etc.

The Plans, other than Distributor Fees in Class A, are compensation plans, which means that the full 12b-1 fee payable under the respective Plan is paid to the Distributor irrespective of actual 12b-1 fees incurred. For the year ended August 31, 2020, Class A incurred 12b-1 expenses of $57,126, Class C incurred 12b-1 expenses of $31,030, and No Load Class incurred 12b-1 expenses of $7,992.  At August 31, 2020, the Fund owed $5,639 in 12b-1 expenses.

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended August 31, 2020, purchases and sales of investment securities, other than short-term investments, were as follows:

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

Purchases

Investment Securities                          $   8,694,719

Sales

Investment Securities                          $   3,601,294

NOTE 6. TAX MATTERS

As of August 31, 2020, the aggregate cost of securities for federal income tax purposes was $21,310,676.

As of August 31, 2020, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation                             $   24,720,658

Gross (Depreciation)                               (1,901,686)

Net Appreciation on Investments *    $   22,818,972

The tax character of distributions paid during the year ended August 31, 2020 and the year ended August 31, 2019, were as follows:

	August 31, 2020	August 31, 2019
Distributions paid from:
Ordinary Income	$ -	$ -
Capital Gains	$318,156	$1,014,711
Total	$318,156	$1,014,711

For the year ended August 31, 2020, each share class paid a long-term gain distribution of $0.350095 per share, on December 20, 2019.

For the year ended August 31, 2019, each share class paid a long-term gain distribution of $1.221478 per share, on December 21, 2018.

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

Other Accumulated Losses	$ (576,505)
Net Unrealized Appreciation *	22,818,972
$ 22,242,467

* Differences between financial reporting basis and tax-basis are primarily attributable to wash sales.

The Fund elected to defer to the year ended August 31, 2020, late year ordinary losses in the amount of $344,952. These losses are deemed to arise on the first day of the following fiscal year for tax purposes.

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

As of August 31, 2020, the Fund had $231,533 in short-term capital loss carryforwards that do not expire for federal income tax purposes. The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders and may be carried forward indefinitely retaining their character as short-term and/or long-term.

NOTE 7. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

NOTE 8.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Sparrow Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sparrow Growth Fund (the “Fund”) as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 26, 2020

SPARROW GROWTH FUND

EXPENSE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2020 through August 31, 2020.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds.  In addition, if these transactional costs were included, your cost could have been higher.

SPARROW GROWTH FUND

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Sparrow Growth Fund Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$1,521.40	$12.42
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.28	$9.93

* Expenses are equal to the Fund's annualized expense ratio of 1.96%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Sparrow Growth Fund Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$1,515.24	$15.49
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.82	$12.40

* Expenses are equal to the Fund's annualized expense ratio of 2.45%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Sparrow Growth Fund No Load
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$1,525.69	$9.27
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.80	$7.41

* Expenses are equal to the Fund's annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SPARROW GROWTH FUND

ADDITIONAL INFORMATION

AUGUST 31, 2020 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ending June 30, are available without charge upon request by (1) calling the Fund at 1-888-727-3301 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC on Form N-PORT.  The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://sec.gov.  You may also obtain copies by calling the Fund at 1-888-727-3301.

Advisory Agreement Renewal – In connection with a regular meeting of the Board of Trustees (the “Board” of the Sparrow Funds (the “Trust”) held on July 30, 2020, the Board considered the renewal of an investment advisory agreement (the “Agreement”) between the Trust and Sparrow Capital Management, Inc. (the “Adviser”).

As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser’s investment strategies and execution of those strategies.  The Board examined the Adviser’s 15(c) responses (the “Report”) which included information regarding the Adviser’s personnel and compliance program, as well as comparisons regarding the Fund’s fees and performance to various peers and benchmarks. A representative of the Adviser discussed the investment advisory services the Adviser provided to the Fund including the CCO’s compliance activities.  The Board reviewed the background and experience of the Adviser’s personnel servicing the Fund and noted that Adviser’s personnel continued to remain consistent since the Agreement’s last renewal.  The Board agreed that such continuity benefitted to the Fund and its shareholders.  The Board noted that the Adviser complied with the Trust’s Code of Ethics and that there had been no reported litigation or regulatory action involving the Fund since the Agreement’s last renewal. Based on the information in the Report and its discussions with the Adviser’s representative, the Board concluded the Adviser continued to provide high quality services to the Fund consistent with the Board’s expectations.

The Board reviewed information in the Report regarding the Fund’s returns for various periods ended June 22, 2020.  The Board observed that the Fund had outperformed the Morningstar Mid-Cap Growth category across all class shares and across all periods.   The Adviser indicated that the Fund had outperformed the Russell Mid Cap Growth Index for the year-to-date.  The Board agreed that the Fund’s recent performance suggested that the Adviser had the ability to generate reasonable returns to the benefit of shareholders. After additional discussion, the Board concluded that the Fund’s performance under the Adviser was not unreasonable.

The Board reviewed information comparing the management fee and expense ratio of the Fund to the fees and expenses paid by funds in the Morningstar Mid-Cap Growth category.  The Board noted that the Fund’s management fee of 1.00% was above the 0.78% average for the Morningstar category.  The Board further noted that the Fund’s net expense ratio was higher than the average for the Morningstar category.  The Adviser’s

SPARROW GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

representative explained that because the Fund was smaller than most of its peers in the Morningstar Mid Cap Growth category, its expense ratio was expected to be higher than the average.  He stated that the Adviser offered the Fund exceptional value for the services rendered.  The Board determined that the Fund’s expense ratio and management fee were not excessive in consideration of the size and performance of the Fund.

The Board reviewed financial statements and tax-related information the Adviser provided to the Board.  The Board considered whether the Adviser had realized a profit in connection with its relationship with the Fund and noted the Adviser reported a net loss during the 12 months ended June 30, 2020.  The Board therefore concluded that excessive profitability was not an issue at this time.  As to the realization of economies of scale, the Board agreed that economies of scale may be realized as the Fund’s assets continued to grow, but, based on the size of the Fund, no economies of scale had been achieved as of yet.

After consideration, the Board determined that the terms of the Agreement constituted a reasonable business arrangement and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

Liquidity Risk Management Program — The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended August 31, 2020, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and they determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

SPARROW GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Trustees & Officers of the Trust

The following table provides information regarding each Trustee who is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address* and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gerald R. Sparrow** Age: 61	Trustee, President, Secretary, Treasurer, Chief Compliance Officer	Indefinite Term; Since inception.	Director and President of Sparrow Capital Management, Inc. (since 2004); General partner of Sparrow Fund L.P., an advisory company (since 2004).	1	None

*     Address of each officer is 211 N. Broadway, Suite 2080, St. Louis, MO 63102.

**   Mr. Sparrow is an “interested” person because he is the President of the Advisor.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address* and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald E. Hake Age: 57	Independent Trustee	Indefinite Term; since 2020.	Vice-President and Assistant Controller, Aegion Corporation, an infrastructure solutions company (from 2018 through present); Controller, Krey Distributing Co. (from 2016 through 2018); Corporate Controller and Treasurer, Huttig Building Products (from 2005 through 2017).	1	None
Donald D. Woodruff Age: 64	Independent Trustee	Indefinite Term; Since inception.	President of Robinson, Inc., a hearing aid retail company (from 1992 through present).	1	None

* Address of each Trustee is 211 N. Broadway, Suite 2080, St. Louis, MO 63102. Richard N.

Priest served as an Independent Trustee to the Fund until he passed away on December 18, 2019.

This Page Was Left Blank Intentionally

TRUSTEES

Gerald R. Sparrow

Donald E. Hake

Donald D. Woodruff

OFFICERS

Gerald R. Sparrow, President, Chief Compliance Officer, Secretary and Treasurer

INVESTMENT ADVISOR

Sparrow Capital Management, Inc.

211 N. Broadway, Suite 2080

St. Louis, MO 63102

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

41 S. High Street, Suite 1700

Columbus, OH  43215

CUSTODIAN

US Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Additional information about the Trustees is available in the Fund's Statement of Additional Information which is available, without charge, upon request by calling (888) 727-3301.

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, there have not been any waivers to the provisions of the waivers.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Richard Priest is an audit committee financial expert.  Mr. Priest is independent for purposes of this Item 3.  He has gained his qualifications as a financial expert through experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2020

$ 12,500

FY 2019

$ 12,700

(b)

Audit-Related Fees

Registrant

FY 2020

$ 750

FY 2019

$ 750

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2020

$ 3,000

FY 2019

$ 3,000

Nature of the fees:

Review of the 1120-RICS  and Excise Returns.

(d)

All Other Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2020

$ 3,000

FY 2019

$ 3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable – applies to closed-end funds only.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable – applies to closed-end funds only.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies.  Not applicable – applies to closed-end funds only.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not applicable – the registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPARROW FUNDS

By /s/ Gerald Sparrow

*Gerald Sparrow

President

Date November 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gerald Sparrow

*Gerald Sparrow

President and Treasurer

Date November 4, 2020

* Print the name and title of each signing officer under his or her signature.